Exhibit 99.2



                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Income & Growth Fund 24 LLC (the "Company") on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Larson, Chief Financial Officer of AEI Fund Management XXI, Inc., the Managing Member of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/ Mark E Larson
                                  Mark E. Larson
                                  Chief Financial Officer of
                                  AEI Fund Management XXI, Inc.,
                                  the Managing Member
                                  August 6, 2002